UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2022

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrants as specified in its charter)

Israel	001-16174	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

124 Dvora Hanevi’a Street

Tel Aviv 6944020, Israel

(Address of Principal Executive Offices, including Zip Code)

+972-3-914-8213

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Teva Pharmaceutical Industries Limited (“Teva” or the “Company”) held its Annual Meeting on June 23, 2022 (the “Annual Meeting”). At the Annual Meeting, Teva’s shareholders approved an amendment to the Company’s Articles of Association (the “Articles”), effective upon approval on June 23, 2022, to, among other things, (i) eliminate the requirement for a minimum number of in-person meetings of the Company’s Board of Directors (the “Board”), (ii) provide the Chairman of the Company’s Board with discretion to determine, with respect to each year, whether a majority of the in-person meetings of the Board shall be convened in Israel, (iii) provide that the CEO shall lead the management team and manage the Company from its headquarters in Israel, (iv) stipulate that the English language version of the Articles shall be the binding version, (v) clarify that the Board shall set the maximum number of directors to be appointed at each general meeting, (vi) amend or remove certain additional provisions that either are obsolete or no longer desirable due to changes in Teva’s governance structure or amendments to the Israeli Companies Law, 5759-1999, (vii) address Teva’s unique status as a company subject to both applicable Israeli and U.S. laws, rules and regulations and (viii) correct minor ambiguities.

The foregoing description is qualified in its entirety by reference to the full text of the amended Articles of Association which is attached hereto as Exhibit 3.1

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described above, Teva held its Annual Meeting on June 23, 2022. The following is a summary of the matters voted on at the meeting.

(1)    The shareholders elected to appoint the following persons to the Board, each to serve until Teva’s 2025 annual meeting of shareholders, as follows:

Directors	For	Against	Abstain	Brokers non-vote
Amir Elstein	444,521,760	139,011,657	602,002	110,547,422
Roberto A. Mignone	469,539,322	113,977,054	619,040	110,547,425
Dr. Perry D. Nisen	473,460,959	110,070,839	603,618	110,547,425
Dr. Tal Zaks	475,714,380	107,826,034	595,006	110,547,421

(2)    The shareholders approved, on a non-binding advisory basis, the compensation for Teva’s named executive officers listed in the proxy statement for the Annual Meeting, as follows:

For	Against	Abstain	Brokers non-vote
424,554,002	137,783,772	21,797,642	110,547,425

(3)    The shareholders approved Teva’s Compensation Policy with respect to the terms of office and employment of Teva’s Executive Officers and Directors as follows.

	For	Against	Abstain	Brokers non-vote
Indicating “YES” for personal interest	9,100,277	2,142,511	120,718	0
Indicating “NO” for personal interest	415,051,270	126,286,322	21,564,100	0
Total	424,151,547	128,428,833	21,684,818	0

(4)    The shareholders approved amendments to Teva’s Articles, as follows:

For	Against	Abstain	Brokers non-vote
523,934,723	58,788,742	1,411,956	110,547,420

(5)    The shareholders approved the appointment of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2023 annual meeting of shareholders, as follows:

For	Against	Abstain	Brokers non-vote
667,890,796	21,659,403	1,296,846	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Document

3.1	Articles of Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: June 23, 2022	By:	/s/ Eli Kalif
	Name:	Eli Kalif
	Title:	Executive Vice President, Chief Financial Officer